SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004
                                                  ------------
                                AlphaSmart, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                            0-50570                 77-0298384
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)

                  973 University Avenue, Los Gatos, California          95032
--------------------------------------------------------------------------------
                    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (408) 355-1000
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.
            ---------

      99.1  Press Release dated July 1, 2004.

Item 12. Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K and exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On July 1, 2004, AlphaSmart, Inc. (the "Company") issued a press release announcing preliminary expectations of financial results for its second quarter ended June 30, 2004. A copy of this press release is attached as Exhibit 99.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2004                                       ALPHASMART, INC.

                                                          By: /s/ Manish Kothari
                                                              ------------------
                                                              Manish Kothari
                                                              President

                                INDEX TO EXHIBITS

      Exhibit
      Number      Description of Document
      ------      -----------------------

      99.1        Press Release dated July 1, 2004.